SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              February 11, 2003

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On February 11, 2003, Cephalon, Inc. (the “Registrant”), publicly announced that its intention to make a cash bid to acquire SIRTeX Medical Limited.

The Registrant hereby incorporates by reference the press releases dated February 11, 2003 attached hereto as Exhibits 99.1 and 99.2, and made a part of this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits

	Number	Description
	99.1	Press Release – Cephalon, Inc. Announces Cash Bid to Acquire SIRTeX Medical Limited (United States Press Release)

	99.2	Press Release – Cephalon, Inc. Announces Cash Bid to Acquire SIRTeX Medical Limited (Australian Press Release)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 12, 2003	By:	/s/ John E. Osborn
John E. Osborn
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release – Cephalon, Inc. Announces Cash Bid to Acquire SIRTeX Medical Limited (United States Press Release)

99.2	Press Release – Cephalon, Inc. Announces Cash Bid to Acquire SIRTeX Medical Limited (Australian Press Release)

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